EXHIBIT 99.3

Equity One 2003-4
Class M-1


Balance   $65,138,000.00   Delay           24
Coupon    5.369            Dated           10/1/2003
Settle    0/31/2003        First Payment   11/25/2003


      Price                            1
                                   Yield
                99.8999            5.369
                99.9099            5.367
                99.9199            5.365
                99.9299            5.362
                99.9399            5.360
                99.9499            5.358
                99.9599            5.356
                99.9699            5.354
                99.9799            5.351
                99.9899            5.349
                99.9999            5.347
               100.0099            5.345
               100.0199            5.343
               100.0299            5.340
               100.0399            5.338
               100.0499            5.336
               100.0599            5.334
               100.0699            5.332
               100.0799            5.329
               100.0899            5.327
               100.0999            5.325

                    WAL             5.41
               Mod Durn             4.52
          Mod Convexity            0.270
       Principal Window    Jan07 - Dec11
             Prepay (1)      100 *22-HEP
             Prepay (2)       100 *28cpr
             Prepay (3)       100 *28cpr
    Optional Redemption         Call (Y)


Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

Equity One 2003-4
Class M-2


Balance    $47,601,000.00  Delay         24
Coupon     6.031           Dated         10/1/2003
Settle     10/31/2003      First Payment 11/25/2003

     Price                       1
                             Yield
           99.9499           6.024
           99.9599           6.021
           99.9699           6.019
           99.9799           6.017
           99.9899           6.015
           99.9999           6.012
          100.0099           6.010
          100.0199           6.008
          100.0299           6.006
          100.0399           6.003
          100.0499           6.001

               WAL            5.39
          Mod Durn            4.41
     Mod Convexity           0.260
  Principal Window   Dec06 - Dec11
        Prepay (1)     100 *22-HEP
        Prepay (2)      100 *28cpr
        Prepay (3)      100 *28cpr
          Optional
        Redemption        Call (Y)

Swap Curve Mat    1MO      3MO       6MO     1YR    2YR   3YR     4YR   5YR
           Yld 1.120000 1.170000 1.240000 1.500000 2.223 2.869 3.390000 3.79

Swap Curve Mat   6YR   7YR   8YR     9YR     10YR     15YR     20YR     30YR
           Yld  4.103 4.322 4.518 4.715000 4.855000 5.330500 5.535000 5.607000

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.